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                                                                EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated August 23, 2000, relating to the consolidated financial statements of Falcon Entertainment Corp. and Subsidiaries, and to the reference to our Firm under the caption "Experts" in the Prospectus.




                                        KAUFMAN, ROSSIN & CO.




Miami, Florida
November 3, 2000